EXHIBIT 10.4

                            ESCROW TRANSFER AGREEMENT


     ESCROW TRANSFER AGREEMENT (this "Agreement"), dated as of September 9, 2005, between EUROFORTUNE HOLDING, S.A., a Luxembourg company ("Buyer"), HEM MUTUAL ASSURANCE LLC, a Colorado limited liability company ("Seller"), HERITAGE WORLDWIDE, INC., a Delaware corporation (the "Company"), GOTTBETTER & PARTNERS, LLP ("Gottbetter"), and EDWARDS AND ANGELL LLP ("EA").

                                R E C I T A L S :


     Buyer is purchasing from Seller the following debentures: (a) the 1% Convertible Debenture Due October 9, 2008, dated October 9, 2003, with a stated principal amount of $498,750, issued by the Company's wholly-owned subsidiary and predecessor in interest, OS MXM, Inc. ("OS"), to Seller, and titled 'First Debenture A' ("First Debenture A"), (b) the 1% Convertible Debenture Due October 9, 2008, dated October 9, 2003, with a stated principal amount of $500,000, issued by the Company's wholly-owned subsidiary and predecessor in interest, OS, to Seller, and titled 'First Debenture B' ("First Debenture B"), and (c) the 1% Convertible Debenture Due October 9, 2008, dated October 9, 2003, with a stated principal amount of $1,250, issued by the Company's wholly-owned subsidiary and predecessor in interest, OS, and titled 'Second Debenture' ("Second Debenture" and together with First Debenture A and First Debenture B, the "Debentures"), pursuant to the terms and conditions of the Debenture Purchase Agreement (the "Debenture Purchase Agreement") dated as of September 9, 2005 between Buyer, Seller and the Company.

     Seller, the Company and Gottbetter, as escrow agent, entered into an Escrow Agreement dated as of October 9, 2003 (the "Escrow Agreement") pursuant to which shares of the Company's capital stock were issued to Seller and placed into escrow for the potential conversion of the Debentures in accordance therewith into such shares (the "Escrow Shares"). As a condition to Buyer's purchase of the Debentures under the Debenture Purchase Agreement, the Escrow Shares, whether or not they currently are held in escrow, must be returned to the Company's transfer agent. The Escrow Shares will then be reissued to Buyer and placed in escrow and held pursuant to the terms and conditions of the Escrow Agreement. Also, as a condition to Buyer's purchase of the Debentures under the Debenture Purchase Agreement, Gottbetter must resign as escrow agent under the Escrow Agreement and terminate all powers of attorney granted to Gottbetter by the Company or its predecessors in interest (including, without limitation, OS


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MXM,  Inc.  ("OS")).  Buyer and the Company  have agreed that EA will become the successor escrow agent under the Escrow Agreement.

     NOW, THEREFORE, in consideration of the mutual promises and agreements set forth herein, the parties hereto hereby agree as follows:

     1. Immediately prior to the closing of the Debenture Purchase Agreement, Seller and Gottbetter agree to transfer all of the Escrow Shares (including any shares that have been released from escrow after the date of the Escrow Agreement), which Escrow Shares shall represent no less than 10,000,000 shares of the Company's common stock, to the Company for delivery to the Company's transfer agent, together with (a) a letter instructing the transfer agent to reissue such shares at the direction of the Company (if the Company wishes to reissue such shares) to such persons and with such legends as the Company may direct, and (b) any stock powers (including stock powers with a medallion guaranty) that the Company's transfer agent requires to make such transfer.

     2. Seller, the Company and Gottbetter hereby agree and acknowledge that the Escrow Agreement replaced and superseded in all respects the Escrow Agreement dated as of October 2003 between Seller, OS and Gottbetter and included as Exhibit F to the Convertible Debenture Purchase Agreement dated as of October 9, 2003 between OS and Seller.

     3. Effective as of the closing of the Debenture Purchase Agreement, (a) Gottbetter resigns as escrow agent under the Escrow Agreement and all of its rights and duties thereunder shall be terminated, (b) the parties hereto shall be deemed to accept such resignation and termination and (c) if Buyer and the Company so request, EA shall be appointed as successor escrow agent. EA and any successor escrow agent shall be entitled to rely on Section 3 and 4 of the Certificate provided by Gottbetter to Buyer and the Company pursuant to Section 4(c) of the Debenture Purchase Agreement in performing its duties thereunder.

     4. Seller and Gottbetter agree that any conversions of, and pending notices to convert, any portion of a Debenture into the Company's capital stock is rescinded and of no effect (including, without limitation, the attempt to convert under the conversion notice dated June 2, 2005). Pursuant to the Debenture Purchase Agreement, Seller has revoked any such conversion notices, unwound all prior conversions and has returned to the escrow agent an equal number of shares of the Company's common stock (100,000 shares) that it had received in connection with such prior conversions. Such shares of common stock are included in the shares transferred in Section 1.3 of the Debenture Purchase Agreement.

     5. Effective as of the closing of the Debenture Purchase Agreement, the Company and Gottbetter agree that all powers of attorney granted by the Company or its subsidiaries (including, without limitation, OM) to Gottbetter shall terminate and be of no further force or effect.

     6. Effective as of the closing of the Debenture Purchase Agreement, Seller shall have no further rights under (and Gottbetter shall have no further obligations under) the Escrow Agreement.

     7. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York applicable to a contract executed and performed in such State without giving effect to the conflicts of laws principles thereof.

     8. The parties irrevocably agree that all actions arising under or relating to this Agreement and the transactions contemplated hereby shall be brought exclusively in any United States District Court or New York State Court located in New York, New York having subject matter jurisdiction over such matters, and each of the parties hereby consents and agrees to such personal jurisdiction, and waives any objection as to the venue, of such courts for purposes of such action.

     9. This Agreement contains the entire understanding of the parties and supersedes all prior agreements and understandings relating to the subject matter hereof and this Agreement shall not be amended or waived (in full or in part) except by a written instrument hereafter signed by all of the parties hereto.

     10. None of the parties hereto may assign its rights or delegate its obligations under this Agreement without the written consent of the other parties hereto. This Agreement and all of the provisions hereof shall be binding upon and inure only to the benefit of the parties hereto and their respective heirs, executors, personal representatives and successors.

     11. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, and the different parties to this Agreement need not execute the same counterpart. This Agreement shall be effective upon delivery of original signature pages or facsimile copies thereof executed by each of the parties.

     12. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY WAIVES TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY OR AGAINST IT ON ANY MATTERS WHATSOEVER, IN CONTRACT OR IN TORT, ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS AGREEMENT.

     IN WITNESS WHEREOF, and intending to be legally bound thereby, the parties hereto have caused this Agreement to be duly executed and delivered by their duly authorized officers as of the date and year first above written.


                                       EUROFORTUNE HOLDING, S.A.


                                       By:    /s/ Alain Sereyjol-Garros
                                              ----------------------------------
                                       Name:  Alain Sereyjol-Garros
                                       Title: Director

                                       HEM MUTUAL ASSURANCE LLC


                                       By:    /s/ James Loughran
                                              ----------------------------------
                                       Name:  James Loughran
                                       Title: Manager

                                       HERITAGE WORLDWIDE, INC.


                                       By:    /s/ Jean Claude Mas
                                              ----------------------------------
                                       Name:  Jean Claude Mas
                                       Title: Chairman of the Board

                                       GOTTBETTER & PARTNERS, LLP


                                       By:    /s/ Adam Gottbetter
                                              ----------------------------------
                                       Name:  Adam Gottbetter
                                       Title: Managing Partner



                                       EDWARDS & ANGELL LLP


                                       By:    /s/ Leslie J. Croland
                                              ----------------------------------
                                       Name:  Leslie J. Croland
                                       Title: Partner